Voya PotentialPLUS

A DEFERRED COMBINATION VARIABLE, INDEXED AND FIXED ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company
and its

Separate Account B

Supplement Dated September 15, 2017

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Defined terms in this supplement shall have the same meaning given to them in your prospectus.

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IMPORTANT INFORMATION REGARDING THE ACCEPTANCE OF ADDITIONAL PREMIUM

Effective October 1, 2017, we will no longer accept any Additional Premium under the Contract. We will continue to allow Reallocations among the available Indexed Segments or Sub-accounts, but no Additional Premium will be accepted.

IMPORTANT INFORMATION ABOUT THE
PRINCIPAL EXECUTIVE OFFICE OF
VOYA INSURANCE AND ANNUITY COMPANY

Effective on January 1, 2018, the principal executive office of Voya Insurance and Annuity Company, the issuer of your variable annuity contract, will be changing to:

699 Walnut Street, Suite 1350

Des Moines, Iowa 50309-3942

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